UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 1, 2018

AquaVenture Holdings Limited
(Exact name of registrant as specified in Charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Conyers Corporate Services (B.V.I.) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1111 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2018,  Douglas Brown, Chairman of the Board of Directors (“Board”) of AquaVenture Holdings Limited (the “Company”) and Chief Executive Officer of both the Company and of Seven Seas Water,  notified the Company of his decision to resign in his position as Chief Executive Officer of the Company and of Seven Seas Water effective December 31, 2018. Mr. Brown will remain with the Company following the transition date, focusing on mergers and acquisitions, and will also continue as Chairman of the Board. As of the date hereof, the compensation committee has not determined or approved any changes to Mr. Brown’s compensation during or following the transition period.  The Company will file an amendment to this Current Report on Form 8-K disclosing such information when it has been determined.

The Board has not yet formally approved the appointment of a new Chief Executive Officer of the Company, but expects, no later than January 1, 2019,  to name Anthony Ibarguen to the role of Chief Executive Officer of the Company. Mr. Ibarguen will also continue to serve as a member of the Board and President of the Company, as well as Chief Executive Officer of Quench,  which are positions he has held since June 2014 and October 2010, respectively.  Mr. Ibarguen’s compensation following his anticipated appointment has not been determined at this time.  The Company will file an amendment to this Current Report on Form 8-K disclosing such information when it has been determined.

The Company issued a press release regarding Mr. Brown’s resignation and Mr. Ibarguen’s anticipated appointment, which is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company on November 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer
(Principal Financial Officer)